Item 9.01 Financial Statements and Exhibits

Exhibit 99 - Pathfinder Bancorp, Inc.'s Presentation to Shareholders

 2017 Annual Meeting of Shareholders  10:00 A.M. | May 5th, 2017The American FoundryOswego, New York

 Welcoming Remarks  Chris R. BurrittChairman of the Board

 Agenda – 2017 Annual Meeting of Shareholders  Introduction of Directors, Management and GuestsConduct of the Meeting Notice and proxyReport of Inspector of ElectionsMeeting ProposalsVotingManagement Presentation and Q & A to FollowResults of Shareholder VoteMeeting Adjourned  3

 Board of Directors    Director Since  David A. Ayoub  2012  William A. Barclay  2011  Chris R. Burritt, Chairman  1986  John P. Funiciello  2011  Adam C. Gagas  2014  George P. Joyce  2000  Melanie Littlejohn  2016  Thomas W. Schneider, President & CEO  2001  John F. Sharkey, III  2014  Lloyd “Buddy” Stemple  2005  4

 Executive Officers      Current Position Since  Thomas W. Schneider  President & CEO  2000  James A. Dowd, CPA  Executive Vice President, Chief Operating Officer & Chief Financial Officer  2016/2000  Ronald Tascarella  Executive Vice President & Chief Credit Officer  2006  Edward A. Mervine, ESQ  Senior Vice President, General Counsel & Corporate Secretary  2002  Melissa A. Miller  Senior Vice President & Customer Experience Officer  2016/2005  Daniel R. Phillips  Senior Vice President & Chief Information Officer  2014  5

 Independent Registered Public Accounting Firm  Jamie L. KeiserBonadio & Company, LLP

 Business of 2017 Annual Meeting of Shareholders   The Election of Three Directors  William A. Barclay  Chris R. Burritt  George P. Joyce  The ratification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm for the year ending 12/31/17  7

 Forward Looking Statement  This discussion may contain the words or phrases “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimate”, ”project” or similar expression are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties. By identifying these forward-looking statements for you in this manner, the Company is alerting you to the possibility that its actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ from those indicated in the forward-looking statements include, among others: Credit quality and the effect of credit quality on the adequacy of our allowance for loan losses;Deterioration in financial markets that may result in impairment charges relating to our securities portfolio; Competition in our primary market areas; significant government regulations, legislation and potential changes thereto;A reduction in our ability to generate or originate revenue-producing assets as a result of compliance with heightened capital standards; Increased cost of operations due to greater regulatory oversight, supervision and examination of banks and bank holding companies, and higher deposit insurance premiums; The limitation on our ability to expand consumer product and service offerings due to anticipated stricter consumer protection laws and regulations; and other risks described herein and in the other reports and statements we file with the SEC.These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.  8

 Executive Management Presentation  James A. Dowd, CPA, Executive Vice President, Chief Operating Officer & Chief Financial OfficerThomas W. Schneider, President and Chief Executive OfficerRonald Tascarella, Executive Vice President and Chief Credit Officer

 Financial Statements Highlights($ in thousands)  Income Statement  December 2016  December2015  $ Change  % Change  Net Income  $3,298  $2,932  $366  12.5%  Net Interest Income  20,289  18,767  1,522  8.1%  Provision for Loan Losses  953  1,349  (396)  (29.4%)  Noninterest Expense  19,110  17,587  1,523  8.6%  10

 Financial Statement Highlights($in thousands)  Statement of Condition  December 2016  December 2015  $ Change  % Change  Total Assets  $749,034  $623,254  $125,780  20.2%  Total Loans  492,147  430,438  61,709  14.3%  Total Investments  196,600  143,239  53,361  37.3%  Total Deposits  610,983  490,315  (1) 120,668  24.6%  Shareholders’ Equity  57,929  76,805  (12,876)  (18.2%)  11  (1) Includes brokered deposit growth of $34.2 million. Excluding brokered deposit activity would result in total growth of $86.5 million, or 18.5%

 5 -Year Loan and Deposit Growth (in millions)  12

 Loan Portfolio Diversification  13

 Stable Asset Quality Metrics    Dec 2012  Dec 2013  Dec 2014  Dec 2015  Dec 2016  Non-performing Loans to Total Loans  1.66%  1.57%  1.61%  1.24%  0.98%  Non-performing Assets to Total Assets  1.25%  1.18%  1.16%  0.94%  0.72%  Allowance for Loan Losses to Total Loans  1.35%  1.48%  1.38%  1.33%  1.27%  Allowance for Loan Losses to Non-performing Loans  81.13%  94.22%  85.50%  107.30%  129.85%  14

 Deposit Portfolio Composition  December 31, 2006 $245.6 Million    December 31, 2016$611.0 Million  Includes brokered deposits  15

 Net Interest Margin  16

 Rate/Volume Analysis for Year Ended December 31, 2016 (in thousands)    Volume  Rate  Total Increase  Interest Income:        Loans  $2,306  $(53)  $2,253  Investments  549  (176)  373  Interest-earning Deposits  0  43  43  Total Interest Income  2,855  (186)  2,669  Interest Expense:        Deposits  295  184  479  Borrowings  454  214  668  Total Interest Expense  749  398  1,147  Net Change in Net Interest Income  $2,106  $(584)  $1,522  17

 Return on Average Assets  18

 Return on Average Equity  19

 Earnings per Share (Diluted) Growth  20

 Book Value Per Share Growth  21

 Revenue and Operating Expense Trends(in thousands)  22

 Total Return Performance    23

 2017 1st Quarter PerformanceSummary Financial Performance  ($ In thousands)  March 2017  March 2016   Incr.(Decr.)  Total Interest Income  $6,870  $5,712  $1,158  Total Interest Expense  1,373  872  501  Net Interest Income  5,497  4,840  657  Provision for Loan Losses  389  210  179  Total Noninterest Expense  4,999  4,703  296  Net Income  800  661  139  Earnings Per Share – Diluted  $0.19  $0.15  $.04  24

 2017 1st Quarter ConditionSummary Financial Condition  ($ In Thousands)  March 2017  December 2016  Incr.(Decr.)  Total Loans  $521,094  $492,147  $28,947  Total Investment Securities  205,557  196,600  8,957  Total Assets  802,345  749,034  53,311  Total Deposits  669,532  610,983  58,549  Shareholders’ Equity  59,379  57,929  1,450  Tier 1 Capital to Total Assets *  8.59%  9.06%  (.47)  Nonperforming Loans/Total Loans  0.71%  0.98%  (.27)  *Pathfinder Bank only        25

 Executive Management Presentation  Thomas W. Schneider, President & Chief Executive Officer

   PURPOSEVISIONSTRATEGY  27

 The Three “M’s”  The Opportunity – The Risks – The Plan  28  MODEL    MARKET    MANAGEMENT(GOVERNANCE)

 Market  Strong Competitive Market Position    Plaza Office291 State Route 104 East, Oswego  Downtown Drive-Thru34 East Bridge Street, Oswego  Mexico Office3361 Main Street, Mexico  Fulton Office5 West First Street South, Fulton  Lacona Office1897 Harwood Drive, Lacona  Central Square Office3025 East Avenue, Central Square  Cicero Office6194 State Route 31, Cicero  Pike Block Office109 West Fayette Street, Syracuse  Main Office214 West First Street, Oswego  29

 Market Share  Strong Competitive Market Position in Onondaga and Oswego Counties  6-30-16 Rank  Institution (ST)  Total Deposits ($000)  Market Share (%)  1  M & T Trust Company  $2,974,149  26.09%  2  Bank of America NA  1,814,957  15.92%  3  Key Bank NA  1,388,330  12.18%  4  JP Morgan Chase NA  951,699  8.35%  5  First Niagara Bank  764,605  6.71%  6  Solvay Bank  749,321  6.57%  7  NBT Bank, NA  555,917  4.88%  8  Pathfinder Bank  535,096  4.69%  9  Geddes Federal Savings  424,293  3.72%  10  Community Bank, NA  321,067  2.82%  11  Berkshire Bank  280,664  2.46%  12  Citizens Bank, NA  247,333  2.17%  13  Fulton Savings Bank  243,158  2.13%  14  Seneca Federal Savings  115,502  1.01%  30  Source:FDIC Deposit Market Share Report at 6-30-16

 3-Year Asset Growth (in thousands)  31

 3-Year Loan Growth (in thousands)  32

 3-Year Deposit Growth (in thousands)  33

 3-Year Deposit Growth (in thousands)  34

 3-Year Deposit Growth (in thousands)  35

 36  Positioned for Sustainable Growth  CNY Region

 Model  CAPITAL  37

 Total Return Performance    38

   PURPOSEVISION  39  MODEL  MANAGEMENT  VALUE PROPOSITION  MARKET

   BUILDING TRUST BUILDING VALUECustomersCommunityEmployeesShareholdersLOCAL. COMMUNITY. TRUST.  40

   Questions and Discussion  41

 Executive Management Presentation  Ronald Tascarella, Executive Vice President and Chief Credit Officer

   43

   Voting ResultsChris R. Burritt - ChairmanInspector of Elections Report – Edward Mervine  44

 2017 Annual Meeting of Shareholders   Meeting AdjournedThank You for Attending  45